UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  July 25, 2012
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GYRODYNE COMPANY OF AMERICA, INC.
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(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, Suite 24
ST. JAMES, NEW YORK 11780
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(Address of principal executive
offices) (Zip Code)

(631) 584-5400
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Registrant’s telephone number,
including area code

N/A
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2012, Gyrodyne Company of America, Inc. (the “Company”) received written notice of the retirement of Stephen V. Maroney from his positions as the Company’s President and Chief Executive Officer and as a director, effective August 16, 2012.  In the notice, Mr. Maroney indicated that his retirement was a personal decision, which he had delayed in order to oversee the management of the Company’s condemnation litigation.  In light of the Company’s successful resolution of its condemnation litigation, Mr. Maroney determined that he no longer had reason to postpone his plans to retire.  Mr. Maroney has served as President and Chief Executive Officer since 1999.

In light of Mr. Maroney’s retirement, the Company’s Board of Directors has commenced a search for a new Chief Executive Officer, which the Board expects to complete as soon as possible.  The  Board’s primary search criterion will be the new Chief Executive Officer’s ability to lead the Company through the final stage of its strategic plan of achieving one or more tax-efficient liquidity events within a reasonable period of time.  To this end, the new Chief Executive Officer will work closely with the Strategic Alternatives Committee of the Board of Directors, which has been formed to manage the process of exploring strategic alternatives for the Company and make recommendations to the full Board.  The members of the Strategic Alternatives  Committee, which has been interviewing potential legal and financial advisors, are Naveen Bhatia (Chairman), Elliot Levine, Ron Macklin and Nader Salour.

Forward-Looking Statement Safe Harbor
The statements made in this Form 8-K that are not historical facts constitute “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives.  Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks and uncertainties relating to the process of exploring strategic alternatives, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, risks and uncertainties relating to developing Gyrodyne’s undeveloped property in St. James, New York and other risks detailed from time to time in Gyrodyne’s SEC reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Stephen V. Maroney
Stephen V. Maroney
President and Chief Executive Officer